Exhibit 10.62

STATE OF NORTH CAROLINA

COUNTY OF ALAMANCE

This instrument was prepared by:

Monique Olivier, Esq.
Pepler Mastromonaco LLP
100 First Street, 25th Floor
San Francisco, CA 94105

Recording requested by
and when recorded return to:

WELLS FARGO BANK, N.A.
Commercial Mortgage Origination
5938 Priestly Drive, Suite 200
Carlsbad, California 92008

Attention:	CMO Loan Admin.
Loan No.:	02-62113607
Unit No.:	551
COLLATERAL IS OR INCLUDES FIXTURES

DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF RENTS AND LEASES AND
SECURITY AGREEMENT (AND FIXTURE FILING)
Dated as of August 31, 2009
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF RENTS AND LEASES AND
SECURITY AGREEMENT (AND FIXTURE FILING)
     This DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (AND FIXTURE FILING) (“Deed of Trust”), dated as of August 31, 2009 (the “Effective Date”), is executed by COLE CB MEBANE NC, LLC, a Delaware limited liability company (“Trustor”), with an office at c/o Cole REIT III Operating Partnership, LP, 2555 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, in favor of J. Edward Blakey, an individual, as Trustee (“Trustee”), with a mailing address at 1320 Willow Pass Road, Concord, California 94520, for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION with a mailing address at 5938 Priestly Drive, Suite 200, Carlsbad, California 92008 (“Beneficiary”).
RECITALS
A.	Beneficiary has made a loan in the original principal amount of ONE MILLION ONE HUNDRED FORTY THOUSAND AND 00/100THS DOLLARS ($1,140,000.00) (the “Loan”) to Trustor as “Borrower.” The Loan is evidenced by that certain Secured Promissory Note of even date herewith, in the principal amount of the Loan, executed by Trustor to Beneficiary (the “Note”).
B.	The loan documents include this Deed of Trust, the Note and the other documents described in the Note as Loan Documents (“Loan Documents”).
ARTICLE 1 DEED OF TRUST
1.1.	GRANT. For the purposes of and upon the terms and conditions of this Deed of Trust, Trustor hereby has bargained, sold, given, granted and conveyed and does by these presents bargain, sell, give, grant and convey to Trustee, his heirs, successors and assigns, in trust, WITH POWER OF SALE for the benefit of Beneficiary, with all privileges and appurtenances thereto belonging, to Beneficiary, his heirs, successors and assigns, forever upon the trusts, terms and conditions and for the uses hereinafter set forth, all estate, right, title and interest which Trustor now has or may hereafter acquire in, to, under, or derived from any or all of the following: (a) that real property (“Land”) located in Mebane, county of Alamance, North Carolina, and more particularly described on Exhibit A attached hereto and incorporated herein by this reference; (b) all buildings, improvements and fixtures now or hereafter located on the Land; and (c) all additions, accretions, rents, issues, profits, royalties, appurtenances, easements, water, water rights, water stock, minerals, oil rights, gas rights, air rights and other rights now or hereafter appurtenant or related to the Land. All of the foregoing property is hereinafter collectively defined as the “Property.” The listing of specific rights or property shall not be interpreted as a limitation of general terms.
TO HAVE AND TO HOLD the Property and all the estate, right, title and interest in law and in equity, of Trustor in and to the Property, unto Trustee, its successors and assigns in fee simple forever, upon the trusts, terms and conditions, and for the uses hereinafter set forth.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

ARTICLE 2 OBLIGATIONS SECURED
2.1.	OBLIGATIONS SECURED. Trustor makes the foregoing conveyance, grant and assignment and those set forth in Articles 3 and 4 hereof and elsewhere herein for the purpose of securing the following obligations (“Secured Obligations”):
a.	Full and punctual payment to Beneficiary of all sums at any time owing under the Note;

b.	Payment and performance of all covenants and obligations of Trustor under this Deed of Trust including, without limitation, indemnification obligations and advances made to protect the Property;

c.	Payment and performance of all additional covenants and obligations of Trustor under the Loan Documents;

d.	Payment and performance of all future advances and other obligations that the then record owner of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when the obligation is evidenced by a writing which recites that it is secured by this Deed of Trust;

e.	Payment and performance under any swap, derivative, foreign exchange or hedge transaction or arrangement or similar transaction or arrangement howsoever described or defined at any time entered into between Trustor and Beneficiary in connection with the Note (“Swap Agreement”);

f.	All interest and charges on all obligations secured hereby including, without limitation, prepayment charges, late charges and loan fees;

g.	All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; and (ii) modifications, extensions or renewals at a different rate of interest whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes; and

h.	Payment and performance of any other obligations which are defined as “Secured Obligations” in the Note.
2.2.	OBLIGATIONS. The term “obligations” is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges, late charges and loan fees at any time accruing or assessed on any of the Secured Obligations pursuant to the terms of the Loan Documents.

2.3.	INCORPORATION. All terms and conditions of the documents which evidence any of the Secured Obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Property shall be deemed to have notice of the terms of the Secured
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

Obligations and to have notice that the rate of interest on one or more Secured Obligation may vary from time to time.
2.4.	PROTECTIVE ADVANCES. During the continuance of a Default, Beneficiary shall have the right, but not the obligation, to make protective advances with respect to the Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Property, and such protective advances, together with interest thereon at the Default Rate from the date of each such advance until it is repaid in full, shall be secured by this Deed of Trust to the fullest extent and with the highest priority contemplated by applicable law.
2.5.	MATURITY DATE. The Maturity Date of the Note is August 29, 2012.
ARTICLE 3 ABSOLUTE ASSIGNMENT OF RENTS AND LEASES
3.1.	ASSIGNMENT. Trustor absolutely and irrevocably assigns to Beneficiary all of Trustor’s right, title and interest in, to and under: (a) all present and future leases of the Property or any portion thereof, all licenses and agreements relating to the management, leasing or operation of the Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Property or any portion thereof, whether such leases, licenses and agreements are now existing or entered into after the date hereof, including, without limitation, that certain Lease Agreement dated as of June 30, 2009, between Trustor, as landlord and CBOCS, INC., a Tennessee corporation, as tenant (the “Existing Tenant”) covering the Property (as amended, the “Existing Lease”); all such leases, licenses and agreements to which Grantor is a party, including, without limitation, the Existing Lease, as same have been or may be amended from time to time, are hereinafter collectively referred to as the “Leases” and, individually, as a “Lease”) and (b) all rents, issues, deposits and profits of the Property, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases (“Payments”). The term “Leases” shall also include all guarantees of and security for the Tenants’ performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. The terms “Tenant” and “Tenants” shall refer to any and all current and future tenants, including, without limitation, the Existing Tenant, under any and all Leases affecting the Property. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary’s right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Property.
3.2.	GRANT OF LICENSE. Beneficiary confers upon Trustor a revocable license (“License”) to collect and retain the Payments as they become due and payable, until the occurrence of a Default (as hereinafter defined). Upon a Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments pursuant to the terms hereof without notice and without taking possession of the Property. All Payments thereafter collected by Trustor shall be held by Trustor as trustee under a constructive trust for the benefit of Beneficiary. Trustor hereby irrevocably authorizes and directs the Tenants under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the Tenants’ undertakings under the Leases, and the Tenants shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing. Trustor hereby relieves the Tenants from any liability to Trustor by reason of relying upon and complying with any such
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

notice or demand by Beneficiary. Beneficiary may apply, in its sole discretion, any Payments so collected by Beneficiary against any Secured Obligation or any other obligation of Trustor or any other person or entity, under any document or instrument related to or executed in connection with the Loan Documents, whether existing on the date hereof or hereafter arising. Collection of any Payments by Beneficiary shall not cure or waive any Default or notice of Default or invalidate any acts done pursuant to such notice. If and when no Default exists, the License shall be deemed to be re-conferred upon Trustor by Beneficiary, without any further act or deed, until the occurrence of another Default.
3.3.	COVENANTS — LEASES.
a.	Affirmative Covenants. Trustor shall, at Trustor’s sole cost and expense:
(i)	perform all obligations of the landlord under the Leases and use reasonable efforts to enforce performance by the Tenants of all obligations of the Tenants under the Leases;
(ii)	use reasonable efforts to keep the Property leased at all times to Tenants which Trustor reasonably and in good faith believes are creditworthy at rents not less than the fair market rental value (including, but not limited to, free or discounted rents to the extent the market so requires);
(iii)	promptly upon Beneficiary’s request, deliver to Beneficiary a copy of each requested Lease and all amendments thereto and waivers thereof; and
promptly upon Beneficiary’s request, execute and record any additional assignments of landlord’s interest under any Lease to Beneficiary and specific subordinations of any Lease to this Deed of Trust, in form and substance satisfactory to Beneficiary.
b.	Negative Covenants. Unless consented to in writing by Beneficiary (in its sole and absolute discretion) or otherwise permitted under any other provision of the Loan Documents or under any Lease, Trustor shall not:
(i)	enter into any Lease which (aa) is not on commercially reasonable terms and conditions similar to those found in similarly situated commercial or retail properties, as applicable; (bb) does not contain subordination, attornment and other grantee protective provisions, including a provision requiring the Tenant to execute and deliver to the landlord an estoppel certificate in form and substance reasonably satisfactory to the landlord promptly upon the landlord’s request; (cc) does not contain environmental compliance and reporting provisions reasonably satisfactory to Beneficiary and its counsel; or (dd) allows the Tenant to assign or sublet the premises, except in accordance with and subject to the terms set forth in such Lease;
(ii)	grant any Tenant under any of the Leases any option, right of first refusal or other right to purchase all or any portion of the Property under any circumstances;
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

(iii)	grant any Tenant under any of the Leases any right to prepay rent more than one (1) month in advance;

(iv)	except upon Beneficiary’s request, execute any assignment of landlord’s interest in any of the Leases; or

(v)	collect rent or other sums due under any of the Leases in advance, other than to collect rent one (1) month in advance of the time when it becomes due.

(vi)	reduce any rent or other sums due from the Tenant under any Lease;

(vii)	terminate or modify or amend any Lease or any guaranty executed by any guarantor in connection therewith;

(viii)	allow the Tenant to assign or sublet its Lease, except in accordance with and subject to the terms of its Lease;

(ix)	release or discharge the Tenant or any guarantor under any Lease from any material obligation thereunder; or

(x)	subordinate or agree to subordinate any Lease to any other deed of trust, deed to secure debt or mortgage (other than this Deed of Trust) and any other Deed of Trust (as such term is defined in the Loan Documents).

Any such attempted action in violation of the provisions of this Section shall be null and void.
c.	Lease Default. Trustor shall, at Trustor’s sole cost and expense, give Beneficiary prompt written notice of any Lease Default (defined below). The term “Lease Default” shall mean there shall exist (i) any “Event of Default” as defined in any Lease, or (ii) any default under a Lease by Trustor after the expiration of any applicable notice or cure period, in respect of a covenant, misrepresentation, violation or other occurrence that Beneficiary, in its reasonable discretion, determines to be a material covenant, misrepresentation, violation or occurrence under such Lease.
d.	Approval of Existing Lease. It is understood that Trustor’s execution and delivery of this Deed of Trust, together with Beneficiary’s disbursement of the proceeds of the Loan, shall constitute Beneficiary’s written consent to the terms of the Existing Lease, approval of the Tenant and an acknowledgment that the Existing Lease complies with the provisions of this Section and the other provisions of this Deed of Trust. As of the date of this Deed of Trust, the Property is subject to the Existing Lease which has been approved by Beneficiary and is the only Lease affecting the Property.
3.4.	ESTOPPEL CERTIFICATES. Within thirty (30) days after request by Beneficiary, but not more than two (2) times in any twelve (12) month period, Trustor shall deliver to Beneficiary and to any party designated by Beneficiary, estoppel certificates relating to the Leases executed by Trustor and by Tenant, in form and substance as executed by Existing Tenant on or about the date
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

of this Deed of Trust; provided, however, if Tenant shall fail or refuse to so execute and deliver any such estoppel certificate upon request, Trustor shall use reasonable efforts to cause such Tenant to execute and deliver such estoppel certificate, but such Tenant’s continued failure or refusal to do so, despite Trustor’s reasonable efforts, shall not constitute a default by Trustor under this Section.
3.5.	RIGHT OF SUBORDINATION. Beneficiary may at any time and from time to time by specific written instrument intended for the purpose unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Trustor, any Tenant or any other person. Notice is hereby given to each Tenant under a Lease of such right to subordinate. No subordination referred to in this Section shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.
ARTICLE 4 SECURITY AGREEMENT AND FIXTURE FILING
4.1.	SECURITY INTEREST. Trustor grants and assigns to Beneficiary a security interest to secure payment and performance of all of the Secured Obligations, in Trustor’s right, title and interest in and to all of the following described personal property in which Trustor now or at any time hereafter has any interest (“Collateral”):
All goods, building and other materials, supplies, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property, wherever situated, which are or are to be incorporated into, used in connection with or appropriated for use on the Property; all rents, issues, deposits and profits of the Property (to the extent, if any, they are not subject to the Absolute Assignment of Rents and Leases); all inventory, accounts, cash receipts, deposit accounts, impounds, accounts receivable, contract rights, general intangibles, software, chattel paper, instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the Property or any business now or hereafter conducted thereon by Trustor; all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the ownership and use of the Property; all deposits or other security now or hereafter made with or given to utility companies by Trustor with respect to the Property; all advance payments of insurance premiums made by Trustor with respect to the Property; all plans, drawings and specifications relating to the Property; all loan funds held by Beneficiary, whether or not disbursed; all funds deposited with Beneficiary pursuant to any Loan Document, all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Property or any portion thereof, including, without limitation, all “Impounds” as defined herein; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing, and all books, records and files relating to any of the foregoing.
As to all of the above-described personal property which is or which hereafter becomes a “fixture” under applicable law, this Deed of Trust constitutes a fixture filing under the North Carolina Uniform Commercial Code, as amended or recodified from time to time (the “UCC”). For purposes of the foregoing (i) Trustor is the “debtor” and its address is as set forth on page 1 of
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

this Deed of Trust, (ii) the Beneficiary is the “secured party” and its address is as set forth on page 1 of this Deed of Trust and (iii) the name of the record owner of the Property is Trustor.
4.2.	COVENANTS. Trustor agrees: (a) to execute and deliver such documents as Beneficiary deems necessary to create, perfect and continue the security interests contemplated hereby; (b) not to change its name, and as applicable, its chief executive offices, its principal residence or the jurisdiction in which it is organized without giving Beneficiary at least thirty (30) days’ prior written notice thereof; and (c) to cooperate with Beneficiary in perfecting all security interests granted herein and in obtaining such agreements from third parties as Beneficiary deems reasonably necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of Beneficiary’s rights hereunder.
4.3.	RIGHTS OF BENEFICIARY. In addition to Beneficiary’s rights as a “Secured Party” under the UCC, Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Trustor: (a) give notice to any person of Beneficiary’s rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Beneficiary therein; and (c) inspect the Collateral (and during the term of any Lease, subject to any specific restrictions or prohibitions under such Lease). Notwithstanding the above, in no event shall Beneficiary be deemed to have accepted any property other than cash in satisfaction of any obligation of Trustor to Beneficiary unless Beneficiary shall make an express written election of said remedy under the UCC or other applicable law.
4.4.	RIGHTS OF BENEFICIARY UPON DEFAULT. Upon the occurrence and continuation of a Default, then in addition to all of Beneficiary’s rights as a “Secured Party” under the UCC or otherwise at law:
a.	Disposition of Collateral. Beneficiary may: (i) upon written notice, require Trustor to assemble the Collateral and make it available to Beneficiary at a place designated by Beneficiary; (ii) without prior notice, enter upon the Property (and during the term of any Lease affecting the Property, subject to any specific restrictions or prohibitions under any such lease) or other place where any of the Collateral may be located and take possession of, collect, sell, lease, license and otherwise dispose of the Collateral, and store the same at locations acceptable to Beneficiary at Trustor’s expense; or (iii) sell, assign and deliver the Collateral at any place or in any lawful manner and bid and become purchaser at any such sales; and
b.	Other Rights. Beneficiary may, for the account of Trustor and at Trustor’s expense: (i) operate, use, consume, sell, lease, license or otherwise dispose of the Collateral as Beneficiary deems appropriate for the purpose of performing any or all of the Secured Obligations; (ii) enter into any agreement, compromise or settlement including insurance claims, which Beneficiary may deem desirable or proper with respect to the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Trustor in connection with or on account of the Collateral.
Trustor acknowledges and agrees that a disposition of the Collateral in accordance with Beneficiary’s rights and remedies as heretofore provided is a disposition thereof in a
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

commercially reasonable manner and that five (5) Business Days’ prior notice of such disposition is commercially reasonable notice. Beneficiary shall have no obligation to process or prepare the Collateral for sale or other disposition. In disposing of the Collateral, Beneficiary may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any sale or other disposition of the Collateral may be applied by Beneficiary first to the reasonable expenses incurred by Beneficiary in connection therewith, including, without limitations, reasonable attorneys’ fees and disbursements, and then to the payment of the Secured Obligations, in such order of application as Beneficiary may from time to time elect.
4.5.	POWER OF ATTORNEY. Trustor hereby irrevocably appoints Beneficiary as Trustor’s attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact, Beneficiary may, without the obligation to do so, in Beneficiary’s name or in the name of Trustor, prepare, execute, file and record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Beneficiary’s security interests and rights in or to the Collateral, and take any other action required of Trustor; provided, however, that Beneficiary as such attorney-in-fact shall be accountable only for such funds as are actually received by Beneficiary.
ARTICLE 5 REPRESENTATIONS AND WARRANTIES
5.1.	REPRESENTATIONS AND WARRANTIES. Trustor represents and warrants to Beneficiary that, to Trustor’s current actual knowledge, the following statements are true and correct as of the Effective Date:
a.	Legal Status. Trustor is duly formed and validly existing and in good standing under the laws of the state(s) in which Trustor is organized. Trustor is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required.
b.	Permits. Trustor possesses all permits, franchises and licenses and all rights to all trademarks, trade names, patents and fictitious names, if any, necessary to enable Trustor to conduct the business(es) in which Trustor is now engaged in compliance with applicable law.
c.	Authorization and Validity. The execution and delivery of the Loan Documents have been duly authorized and the Loan Documents constitute valid and binding obligations of Trustor, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights, or by the application of rules of equity.
d.	Violations. The execution, delivery and performance by Trustor of each of the Loan Documents does not violate any provision of any law or regulation, or result in any breach or default under any contract, obligation, indenture or other instrument to which Trustor is a party or by which Trustor is bound.
e.	Litigation. Except as otherwise disclosed in that certain Disclosure Agreement Regarding Representations, Covenants and Warranties of even date herewith, executed by Trustor for the benefit of Beneficiary (the “Disclosure Agreement”), there are no
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

pending or threatened actions, claims, investigations, suits or proceedings before any governmental authority, court or administrative agency which may adversely affect the financial condition or operations of Trustor.
f.	Financial Statements. The Financial Statements (as such term is defined in that certain Borrower’s Certification of even date herewith, executed by Trustor in favor of Beneficiary) of the sole member of Trustor and guarantor, Cole REIT III Operating Partnership, LP, a Delaware limited partnership (“Guarantor”), previously delivered by Trustor to Beneficiary: (i) are materially complete and correct; (ii) present fairly the financial condition of such party; and (iii) have been prepared in accordance with generally accepted accounting principles (“GAAP”). Since the date of such Financial Statements, there has been no material adverse change in such financial condition, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered, except as disclosed in the Disclosure Agreement.
g.	Reports. All reports, documents, instruments and information delivered by Trustor to Beneficiary or otherwise prepared by, for or at the direction of Trustor and delivered to Beneficiary in connection with the Loan: (i) are correct and sufficiently complete to give Beneficiary accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.
h.	Income Taxes. There are no pending assessments or adjustments of Trustor’s income tax payable with respect to any year.
i.	Subordination. There is no agreement or instrument to which Trustor is a party or by which Trustor is bound that would require the subordination in right of payment of any of Trustor’s obligations under the Note to an obligation owed to another party.
j.	Title. Trustor lawfully holds and possesses fee simple title to the Property, without limitation on the right to encumber same. This Deed of Trust is a first lien on the Property prior and superior to all other liens and encumbrances on the Property, except: (i) liens for real estate taxes and assessments that are either not yet due and payable or due, but not yet delinquent; (ii) senior exceptions previously approved by Beneficiary and shown in the title insurance policy insuring the lien of this Deed of Trust; and (iii) other matters, if any, as disclosed in the Disclosure Agreement.
k.	Mechanics’ Liens. Except as disclosed in the Disclosure Agreement, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material affecting the Property which are or may be prior to or equal to the lien of this Deed of Trust. Except as disclosed in the Disclosure Agreement, there are no rights outstanding that under law could give rise to any liens affecting the Property which are or may be prior to or equal to the lien of this Deed of Trust.
l.	Encroachments. Except as shown in the survey for the Property issued in connection with the closing of the Loan and previously delivered to Beneficiary, none of the
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

buildings or other improvements which were included for the purpose of determining the appraised value of the Property lies outside of the boundaries or building restriction lines of the Property and no buildings or other improvements located on adjoining properties encroach upon the Property.
m.	Leases. The Existing Lease is in full force and effect and is enforceable in accordance with its terms. No material breach or default by any party, or event which would constitute a material breach or default by any party after notice or the passage of time, or both, exists under the Existing Lease. None of the landlord’s interests under any of the Leases, including, but not limited to, rents, additional rents, charges, issues or profits, has been transferred or assigned other than to Beneficiary. No rent or other payment under the Existing Lease has been paid by the Existing Tenant for more than one (1) month in advance.
n.	Collateral. Trustor has good title to the existing Collateral, if any, free and clear of all liens and encumbrances, except those, if any, disclosed in the Disclosure Agreement. Trustor’s chief executive office (or principal residence, if applicable) is located at the address shown on page one of this Deed of Trust. Trustor is an organization organized solely under the laws of the State of Delaware. All organizational documents of Trustor delivered to Beneficiary are complete and accurate in every respect. Trustor’s legal name is exactly as shown on page one of this Deed of Trust.
o.	Condition of Property. Except as set forth in the Environmental Reports (as such term is defined in the Disclosure Agreement), or the Property Condition Reports (as such term is defined in the (Disclosure Agreement), or as otherwise set forth in the Disclosure Agreement, the Property is in good condition and repair and is free from any damage that would materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.
p.	Hazardous Materials. Except as shown in the Environmental Reports, or as otherwise set forth in the Disclosure Agreement, or as otherwise permitted in Section 6.2.a. below, the Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of Hazardous Materials (as hereinafter defined).
q.	Hazardous Materials Laws. Except as shown in the Environmental Reports, the Property complies with all Hazardous Materials Laws (as hereinafter defined), except for any noncompliance that would not materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.
r.	Hazardous Materials Claims. Except as shown in the Environmental Reports, there are no pending or threatened Hazardous Materials Claims (as hereinafter defined) that would materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.
s.	Wetlands. Except as shown in the Environmental Reports or on any survey of the Property issued in connection with the closing of the Loan that has been delivered to
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

Beneficiary, no part of the Property consists of or is classified as wetlands, tidelands or swamp and overflow lands.
t.	Compliance With Laws. Except as reflected in the Environmental Reports, or as otherwise set forth in the Disclosure Agreement, all federal, state and local laws, rules and regulations applicable to the Property, including, without limitation, all zoning and building requirements and all requirements of the Americans With Disabilities Act of 1990, as amended from time to time (42 U.S.C. Section 12101 et seq.) have been satisfied or complied with in all material respects and any non compliance will not materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.
u.	Property Taxes and Other Liabilities. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, and ground rents, if any, which previously became due and owing in respect of the Property have been paid or arrangements, acceptable to Beneficiary, have been made for their payment contemporaneously with the execution of this Deed of Trust.
v.	Condemnation. There is no proceeding pending or overtly threatened for the total or partial condemnation of the Property.
w.	Homestead. There is no homestead or other exemption available to Trustor which would materially interfere with the right to sell the Property or the right to foreclose this Deed of Trust.
x.	Solvency. None of the transactions contemplated by the Loan will be or have been made with an actual intent to hinder, delay or defraud any present or future creditors of Trustor, and Trustor, on the Effective Date, will have received fair and reasonably equivalent value in good faith for the grant of the liens or security interests effected by the Loan Documents. On the Effective Date, Trustor will be solvent and will not be rendered insolvent by the transactions contemplated by the Loan Documents. Trustor is able to pay its debts as they become due.
y.	Separate Tax Parcel(s). Except as may be set forth in the title insurance policy issued to Beneficiary with respect to the Property, and/or any endorsements issued in connection therewith, the Property is assessed for real estate tax purposes as one or more wholly independent tax parcels, separate from any other real property, and no other real property is assessed and taxed together with the Property or any portion thereof.
z.	Utilities; Water; Sewer. The Property is served by public or private utilities (including water and sewer systems) required and adequate for the current or contemplated use thereof.
aa.	ERISA Matters. Trustor is not an employee benefit plan as defined in Section 3.(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

individually and collectively as a “Plan”). Trustor’s assets do not constitute “plan assets” of any plan within the meaning of Department of Labor Regulation Section 2510.3-101. Trustor will not transfer or convey the Property to a Plan or to a person or entity whose assets constitute such “plan assets,” and Trustor will not be reconstituted as a Plan or as an entity whose assets constitute “plan assets”. No Lease is with a Plan or an entity whose assets constitute such “plan assets,” and Trustor will not enter into any Lease with a Plan or an entity whose assets constitute such “plan assets.” With respect to the Loan, Trustor is acting on Trustor’s own behalf and not on account of or for the benefit of any Plan.
bb.	Purpose of Borrowings; Margin Regulations; Investment Company Act.
(i)	Trustor does not intend to use all or any portion of the proceeds of the Loan to purchase or carry any securities, including, without limitation, margin stock. None of the proceeds of the Loan will be used, directly or indirectly, for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock or other security or for any other purpose which might cause any borrowing to be considered a “purpose credit” within the meaning of Regulations U, T or X of the Board of Governors of the Federal Reserve System, as amended. Trustor intends to and agrees to use the proceeds of the Loan solely for the lawful, proper business or commercial purposes set forth in its application for the Loan and any disbursement direction letter furnished by Trustor to Beneficiary in connection with the Loan.
(ii)	Trustor is not engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock, or extending credit for the purpose of purchasing or carrying margin stock.
(iii)	Neither Trustor nor any entity controlling Trustor is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
bb.	Disclosure. Trustor has disclosed to Beneficiary all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a material adverse effect on Trustor’s ability to perform its obligations under the Loan Documents. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of Trustor to Beneficiary in connection with the transactions contemplated hereby and the negotiation of this Deed of Trust or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Trustor represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
cc.	No Further Disposition. Other than with respect to the lien granted herein to Beneficiary and, to the extent of the encumbrances on the Property that have been
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

permitted by Beneficiary, Trustor has not entered into any agreement or understanding or taken, permitted or suffered to exist any action (including the filing of a financing statement, agreement, pledge, deed to secure debt, deed of trust or mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, granting or permitting any lien on or disposing of any Collateral, any interest therein or rights pertaining thereto.
dd.	Brokers and Financial Advisors. Except as previously disclosed to Beneficiary in writing, no brokers or finders were used in connection with the financing contemplated hereby and Trustor hereby agrees to indemnify and hold Beneficiary harmless from and against any and all liabilities, costs and expenses (including reasonable attorney’s fees and court costs) suffered or incurred by Beneficiary as a result of or arising out of any of the transactions contemplated hereby. The provisions of this section shall survive the expiration and termination of this Deed of Trust and the payment of the Secured Obligations.
ee.	Compliance with OFAC Rules and Regulations. Neither Trustor nor, to Trustor’s knowledge, any Affiliate of any Trustor (i) is a Sanctioned Person, (ii) has any assets in Sanctioned Countries, or (iii) derives any operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any borrowing hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.
For purposes of this Section 5.1(ee) only, “Affiliate” of any entity means any other entity directly or indirectly controlling, controlled by or under common control with such entity. An entity shall be deemed to control another entity if the controlling entity is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of any class of voting securities (or other ownership interests) of the controlled entity or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled entity, whether through ownership of voting securities, by contract or otherwise. For all other provisions of this Security Deed, “Affiliate” shall have the meaning given to such term in the Note.
For purposes of this Deed of Trust, “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and available at http://www.treas.gov/offices/enforcement/ofac/programs/index.shtml, or as otherwise published from time to time.
For purposes of this Deed of Trust, “Sanctioned Person” shall mean (i) a person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.shtml, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

ff.	Foreign Assets Control Regulations, Etc. Trustor is not an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. Trustor is not is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the USA Patriot Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”). Trustor (i) is not a blocked person described in Section 1 of the Anti-Terrorism Order or (ii) to the best of its knowledge, does not engage in any dealings or transactions, and is not otherwise associated, with any such blocked person.

As used in this Section 5.1, to “Trustor’s current actual knowledge” shall mean to the current actual knowledge of Todd J. Weiss and Raymond Silliere.
5.2.	REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING ENTITY STATUS.
In connection with the Loan, Trustor hereby represents, warrants and covenants to Beneficiary as follows with respect to Trustor:
a.	such entity was organized solely for the purpose of (i) owning and holding the Property or any property subsequently substituted therefor in compliance with the Loan Documents; acting as landlord, lessor, or similar designation; and executing and performing any documents executed or to be executed by such entity as required by Beneficiary in connection with the Loan and (ii) engaging in any lawful act or activity and exercising any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of (i) above;

b.	such entity has not engaged in, and will not engage in, any business other than the actions required or permitted to be performed under this Section or the other Loan Documents;

c.	such entity has not had, and will not have, any assets other than the Property (and personal property incidental to the ownership and operation of the Property);

d.	such entity, to the fullest extent permitted by law, has not engaged in, and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, or other transfer of ownership interest other than such activities as are expressly permitted pursuant to any provisions of the Loan Documents;

e.	such entity, to the fullest extent permitted by law, has not engaged in, and will not engage in, seek or consent to any dissolution or liquidation or consolidation or merging of itself with or into any other entity, or conveying or transferring of its properties and assets substantially as an entirety or transferring of any of its beneficial interests to any entity other than as expressly permitted by the Loan Documents, or voluntarily commencing of a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the unanimous consent of its Member;
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

f.	except as permitted under the Loan Documents or unless required by Applicable Law, such entity shall not make any material amendment to Sections 4, 8, 10, 14, 17 or 27 of its Limited Liability Company Agreement or its Certificate of Formation without first obtaining approval of the beneficiary holding the Loan Documents encumbering any portion of the Property;

g.	such entity shall not incur, create or assume any indebtedness other than as expressly permitted under the Loan Documents;

h.	such entity has not failed to correct, and will not fail to correct, any known misunderstanding regarding the separate identity of such entity;

i.	such entity has maintained, and will maintain, its bank accounts, books and records separate from any other person or entity;

j.	such entity has not commingled, and will not commingle, its assets with those of any other entity, except as permitted by the Loan Documents;

k.	such entity has conducted and will continue to conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

l.	such entity has maintained, and will maintain, separate financial statements;

m.	such entity has maintained, and will maintain, its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets;

n.	such entity has prepared, and will prepare, separate tax returns from those of any person to the extent required by applicable law and pay any taxes required to be paid by applicable law;

o.	such entity has paid, and will pay, its own liabilities and expenses out of and to the extent of its own funds;

p.	such entity as of the date of this Deed of Trust has not guaranteed, and will not guarantee any obligation of any person, including any Affiliate of such entity or hold out its credit or assets as being available to satisfy the obligations of any other entity, other than as permitted by the Loan Documents;

q.	such entity has not acquired, and will not acquire, any securities of its members;

r.	such entity has allocated, and will allocate fairly and reasonably, any common employee or overhead shared with Affiliates and each such entity has used, and will use, separate invoices and checks;

s.	such entity has identified and will identify itself in all communications, and has caused and will cause its agents to indicate such capacity when acting on behalf of such entity;
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

t.	such entity has not pledged, and will not pledge, its assets for the benefit of any other person or entity, except as permitted by the Loan Documents;

u.	such entity has held itself, and will hold itself, out to creditors, the public and all other persons, as a legal entity separate from its members and any other person;

v.	such entity has not made, and will not make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any person, except that such entity may invest in those investments permitted under the Loan Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of such entity’s organizational documents and permit the same to remain outstanding in accordance with such provisions;

w.	such entity has maintained, and will maintain, an arm’s-length relationship with its Affiliates;

x.	such entity has paid, and will pay, the salaries of its own employees, if any, out of its own funds and has maintained and will maintain a sufficient number of employees in light of its contemplated business purpose;

y.	such entity has maintained, and will maintain, adequate capital in light of its contemplated business purpose, transactions and liabilities;

z.	such entity has not and will not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other);

aa.	such entity has not and will not permit any Affiliate to guarantee or pay its obligations (other than limited guarantees and indemnities set forth in the Loan Documents);

bb.	if such entity is a limited liability company, its operating agreement contains the provisions set forth in this Section 5.2 and such entity shall conduct its business and operations in strict compliance with the terms contained therein.
ARTICLE 6 RIGHTS AND DUTIES OF THE PARTIES
6.1.	MAINTENANCE AND PRESERVATION OF THE PROPERTY. Trustor shall (or shall cause a Tenant, in accordance with the Lease to): (a) keep the Property in good condition and repair; (b) complete or restore promptly and in workmanlike manner the Property or any part thereof which may be damaged or destroyed; (c) comply or cause the Property to comply with, (i) all laws, ordinances, regulations and standards, (ii) all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character and (iii) all requirements of insurance companies and any bureau or agency which establishes standards of insurability, in each case to avoid a Material Adverse Effect (as defined in Section 6.3 below), which laws, covenants or requirements affect the Property and pertain to acts committed or conditions existing thereon, including, without limitation, any work of alteration, improvement or demolition as such laws, covenants or requirements mandate; (d) operate and manage the Property at all times in a professional manner and do all other acts which from the character or
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

use of the Property may be reasonably necessary to maintain and preserve its value; (e) promptly after execution, deliver to Beneficiary a copy of any management agreement concerning the Property and all amendments thereto and waivers thereof; and (f) execute and acknowledge all further documents, instruments and other papers as Beneficiary deems reasonably necessary or appropriate to preserve, continue, perfect and enjoy the benefits of this Deed of Trust and perform Trustor’s obligations, including, without limitation, statements of the amount secured hereby then owing and statements of no offset. In addition, Trustor shall not (except as may be permitted under any Lease): (A) remove or demolish all or any material part of the Property, except in connection with any remedial or other action required to comply with applicable Hazardous Materials Laws, provided that any Property removed shall be removed in accordance with any applicable laws and such Property be replaced with property of equal or greater value; (B) alter either (i) the exterior of the Property in a manner which materially and adversely affects the value of the Property or (ii) the roof or other structural elements of the Property in a manner which requires a building permit, except for tenant improvements required or permitted under the Leases; (C) initiate or acquiesce in any change in any zoning or other land classification which affects the Property; (D) materially alter the type of occupancy or use of all or any part of the Property; or (E) commit or permit waste of the Property.
6.2.	HAZARDOUS MATERIALS. Without limiting any other provision of this Deed of Trust, Trustor agrees as follows:
a.	Prohibited Activities. Trustor shall not cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any of the following (collectively, “Hazardous Materials”) which are either in violation of Hazardous Materials Laws (defined below) or which exist in quantities in excess of what is permitted under Hazardous Materials Laws: oil or other petroleum products; flammable explosives; asbestos; urea formaldehyde insulation; radioactive materials; hazardous wastes; fungus, mold, mildew, spores or other biological or microbial agents the presence of which may affect human health, impair occupancy or materially affect the value or utility of the Property; toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under the Hazardous Materials Laws (defined below) and/or other applicable environmental laws, ordinances or regulations.

Notwithstanding the foregoing, (i) Trustor may store, maintain and use on the Property janitorial and maintenance supplies, paint and other Hazardous Materials of a type and in a quantity readily available for purchase by the general public and normally stored, maintained and used by owners and managers of properties of a type similar to the Property; (ii) Tenants of the Property may store, maintain and use on the Property (and, if any Tenant is a retail business, hold in inventory and sell in the ordinary course of such Tenant’s business) Hazardous Materials of a type and quantity readily available for purchase by the general public and normally stored, maintained and used (and, if Tenant is a retail business, sold) by tenants in similar lines of business on properties similar to the Property; and (iii) any person undertaking an investigation or remediation of Hazardous Materials in, on at or under the Property may temporarily maintain, store and/or handle such Hazardous Materials at the Property, provided, such person is fully
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

authorized by applicable law to handle such materials, such Hazardous Materials are reasonably necessary to the investigation or remediation, and such Hazardous Materials are brought upon the Property and are upon completion of such investigation or remediation promptly removed, in accordance with applicable Hazardous Materials Laws.
b.	Hazardous Materials Laws. Trustor shall comply and cause the Property to comply with all federal, state and local laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.
c.	Notices. Except as set forth in the Environmental Reports, Trustor shall promptly notify Beneficiary in writing of: (i) its acquiring actual knowledge of any Hazardous Materials on, under or about the Property (other than Hazardous Materials permitted under Section 6.2.a); (ii) any knowledge by Trustor that the Property does not comply with any Hazardous Materials Laws; (iii) any claims or actions (“Hazardous Materials Claims”) pending or threatened against Trustor or, to Trustor’s knowledge, the Property by any governmental entity or agency or any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws; and (iv) its acquiring actual knowledge of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to become contaminated by or with Hazardous Materials; provided that said discovery, non-compliance or claim would materially and adversely affect the value of the Property as security for the Loan or the intended use of the Property.
d.	Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Property, Trustor shall, in accordance with Hazardous Materials Laws, take or cause to be taken, at Trustor’s sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.
e.	Inspection By Beneficiary. Upon reasonable prior notice to Trustor (and with respect to any Lease, subject to any restrictions or prohibitions set forth in such Lease), Beneficiary, its employees and agents, may from time to time (whether before or after the commencement of a non-judicial or judicial foreclosure proceeding), enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.
f.	Monitoring. Upon notice to Trustor or Trustor’s acquiring actual knowledge that the Property has violated Hazardous Materials Laws, Trustor shall comply or cause any Tenant to comply with the terms and conditions regarding remediation and monitoring as set forth in the Environmental Liabilities Agreement of even date herewith, executed by Trustor in favor of Beneficiary.
g.	Underground Storage Tanks. Trustor shall not install or permit to be installed any asbestos-containing materials at the Property. Trustor shall remedy or cause the remedy of all violations of Hazardous Materials Laws with respect to any asbestos or any existing underground or above ground storage tanks (“Storage Tanks”) including, but not limited to, removal of Storage Tanks in the manner and as required by applicable Hazardous Materials Laws. If required by applicable Hazardous Materials Laws, to Trustor’s actual knowledge, Trustor or its predecessor in interest has registered all Storage Tanks which are now located on the Property and has paid all fees assessed by the applicable authority in connection with such tanks (and Trustor will so register and pay said fees, or cause any Tenant to so register and pay said fees, with respect to any Storage Tanks hereafter located on the Property), as required by Hazardous Materials Laws. To the extent any such Storage Tanks have not been registered, Trustor will hereafter promptly register such Storage Tanks and pay any fees assessed by the applicable authority in connection therewith, as required by Hazardous Materials Laws, or cause any Tenant to so register and pay said fees. Trustor will comply, or cause compliance, with the above mentioned laws, the Federal Solid Waste Disposal Act, and 40 C.F.R. Part 280, as supplemented and amended, including without limitation, requirements for financial assurance, tank replacement and monitoring.
6.3.	COMPLIANCE WITH LAWS. Trustor shall comply, or cause compliance (in each case to avoid a Material Adverse Effect), with all federal, state and local laws, rules and regulations applicable to the Property, including, without limitation, all zoning and building requirements and all requirements of the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), as amended from time to time. Trustor shall possess and maintain or cause Trustor’s Tenant to possess and maintain in full force and effect at all times, in each case to avoid a Material Adverse Effect: (a) all certificates of occupancy and other licenses, permits and authorizations required by applicable law for the existing use of the Property and (b) all permits, franchises and licenses and all rights to all trademarks, trade names, patents and fictitious names, if any, required by applicable law for Trustor to conduct the business(es) in which Trustor is now engaged. The term “Material Adverse Effect” means (a) a material and adverse effect on (i) the value of the Property as security for the Loan or (ii) the intended use of the Property, (b) resulting in fines in excess of $5,000.00, (c) resulting in penalties or sanctions that could impair the business, operations, properties, assets or condition (financial or otherwise) of Trustor’s Tenant when considered with respect to the Property, (d) material impairment of the ability of Trustor’s Tenant to perform its obligations under its Lease, (e) material impairment of the landlord’s rights under any Lease, or (f) imposition of liens upon the Property. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.
6.4.	LITIGATION. Trustor shall promptly notify Beneficiary in writing of any litigation pending or threatened against Trustor claiming damages in excess of $250,000.00 and of all pending or threatened litigation against Trustor if the aggregate damage claims against Trustor exceed $500,000.00.
6.5.	MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Trustor shall not: (a) merge or consolidate with any other entity; (b) make any substantial change in the nature of Trustor’s business or structure; (c) acquire all or substantially all of the assets of any other entity; or (d) sell, lease, assign, transfer or otherwise dispose of a material part of Trustor’s assets, except in the ordinary course of Trustor’s business or in accordance with the terms of the Note.
6.6.	ACCOUNTING RECORDS. Trustor shall maintain adequate books and records in accordance with the same accounting standard used by Trustor to prepare the financial statements delivered to and approved by Beneficiary in connection with the making of the Loan or other accounting standards approved by Beneficiary. Trustor shall permit any representative of Beneficiary, at any reasonable time and from time to time, to inspect, audit and examine such books and records and make copies of same. Unless a Default exists, any such inspection beyond one (1) time a year shall be at Beneficiary’s expense.
6.7.	COSTS, EXPENSES AND ATTORNEYS’ FEES. Trustor shall pay to Beneficiary the full amount of all costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Beneficiary in connection with: (a) appraisals and inspections of the Property or Collateral required by Beneficiary as a result of (i) a Transfer or proposed Transfer (as defined below), or (ii) a Default; (b) appraisals and inspections of the Property or Collateral required by applicable law, including, without limitation, federal or state regulatory reporting requirements; and (c) any acts performed by Beneficiary at Trustor’s request or wholly or partially for the benefit of Trustor (including, without limitation, the preparation or review of amendments, assumptions, waivers, releases, reconveyances, estoppel certificates or statements of amounts owing under any Secured Obligation). In connection with appraisals and inspections, Trustor specifically (but not by way of limitation) acknowledges that: (aa) a formal written appraisal of the Property by a state certified or licensed appraiser may be required by federal regulatory reporting requirements on an annual or more frequent basis; and (bb) Beneficiary may require inspection of the Property by an independent supervising architect, a cost engineering specialist, or both. Trustor shall pay all indebtedness arising under this Section immediately upon demand by Beneficiary together with late charges thereon as set forth in the Note if not paid by Trustor on or before the fourth (4th) day after the demand for payment is made by Beneficiary.
6.8.	LIENS, ENCUMBRANCES AND CHARGES. Trustor shall promptly discharge (or cause to be discharged) by bonding or otherwise any lien, charge or other encumbrance which attaches to the Property in violation of Section 6.15. Subject to Trustor’s right to contest such matters under this Deed of Trust or Tenant’s right to contest such matters under any Lease or as expressly permitted in the Loan Documents, Trustor shall pay when due or cause to be paid when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Property or any interest therein, whether
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

senior or subordinate hereto, including, without limitation, all claims for work or labor performed, or materials or supplies furnished, in connection with any work of demolition, alteration, repair, improvement or construction of or upon the Property, except such as Trustor may in good faith contest or as to which a bona fide dispute may arise (provided provision is made to the satisfaction of Beneficiary for eventual payment thereof in the event that Trustor is obligated to make such payment and that any recorded claim of lien, charge or other encumbrance against the Property is promptly discharged by bonding or otherwise). So long as it complies with the provisions of this Section 6.8 and any other relevant provisions of a Lease, a Tenant under a Lease shall have the right to perform Trustor’s obligations under this Section 6.8.
6.9.	TAXES AND OTHER LIABILITIES. Subject to Trustor’s rights to contest such taxes and assessments under Section 8.3 of this Deed of Trust or Tenant’s right to contest such matters under any Lease or as expressly permitted in the other Loan Documents, Trustor shall pay and discharge or cause to be paid and discharged when due any and all indebtedness, obligations, assessments and taxes, both real and personal and including federal and state income taxes and state and local property taxes and assessments. Upon request of Beneficiary, Trustor shall promptly provide to Beneficiary copies of all tax and assessment notices pertaining to the Property. Trustor hereby authorizes Beneficiary to obtain, at Trustor’s expense, a tax service contract which shall provide tax information on the Property to Beneficiary for the term of the Loan and any extensions or renewals of the Loan.
6.10.	INSURANCE COVERAGE. Trustor shall comply with the terms and provisions of that certain Agreement Regarding Required Insurance dated as of the date hereof by and between Trustor and Beneficiary. Trustor authorizes Beneficiary to give proper receipts and acquittances for insurance proceeds, subject to the term of the Loan Documents.
6.11.	CONDEMNATION AND INSURANCE PROCEEDS.
a.	Assignment of Claims. Trustor absolutely and irrevocably assigns to Beneficiary all of the following rights, claims and amounts (collectively, “Claims”), all of which shall be paid to Beneficiary, except as otherwise provided in any Lease: (i) all awards of damages and all other compensation to which Trustor is entitled directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Property; (ii) all other claims and awards to which Trustor is entitled for damages to or decrease in value of all or any part of, or any interest in, the Property; (iii) all proceeds of any insurance policies payable to Trustor by reason of loss sustained to all or any part of the Property; and (iv) all interest which may accrue on any of the foregoing; any such awards, proceeds, interest and other sums of the Claims herein collectively called, “Proceeds.” Trustor shall give Beneficiary prompt written notice upon learning of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. So long as no Default has occurred and is continuing at the time; (i) Trustor shall have the right to adjust, compromise and settle any Claim or group of related Claims of $100,000.00 or less without the participation or consent of Beneficiary and (ii) Beneficiary shall have the right to participate in and consent to any adjustment, compromise or settlement of any Claim or group of related Claims exceeding $100,000.00. If a Default has occurred and is continuing at the time, Trustor hereby
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

irrevocably empowers Beneficiary, in the name of Trustor, as Trustor’s true and lawful attorney in fact, to commence, appear in, defend, prosecute, adjust, compromise and settle all Claims; provided, however, Beneficiary shall not be responsible for any failure to undertake any or all of such actions regardless of the cause of the failure. All Proceeds shall, in all cases, be payable to Beneficiary, except as otherwise provided in any Lease.
b.	Application of Proceeds; No Default. So long as no Default has occurred and is continuing at the time of Beneficiary’s receipt of the Proceeds and no Default occurs thereafter, the following provisions shall apply (subject to the rights of Tenant under any Lease):
(i)	Condemnation. If the Proceeds are the result of Claims described in clauses 6.11.a.(i) or (ii) above, or interest accrued thereon, Beneficiary shall apply the Proceeds in the following order of priority: First, to Beneficiary’s expenses in settling, prosecuting or defending the Claims; Second, to the repair or restoration of the portion of the Property, if any, not condemned or proposed for condemnation and not otherwise the subject of a claim or award; and Third, to the Secured Obligations in any order without suspending, extending or reducing any obligation of Trustor to make installment payments.
(ii)	Casualty and Other Insurance. If the Proceeds are the result of Claims described in clause 6.11.a.(iii) above or interest accrued thereon, Beneficiary shall apply the Proceeds in the following order of priority: First, to Beneficiary’s expenses in settling, prosecuting or defending the Claims; Second, to the repair or restoration of the Property; and Third, (aa) if the repair or restoration of the Property has been completed and all costs incurred in connection with the repair or restoration have been paid in full, to Trustor or (bb) in all other circumstances, to the Secured Obligations in any order without suspending, extending or reducing any obligation of Trustor to make installment payments.
(iii)	Restoration. Notwithstanding the foregoing Sections 6.11.b.(i) and (ii), but subject to the rights of Tenant under any Lease, Beneficiary shall have no obligation to make any Proceeds available for the repair or restoration of all or any portion of the Property unless and until all the following conditions have been satisfied: (aa) delivery to Beneficiary of the Proceeds plus any additional amount which is needed to pay all costs of the repair or restoration (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (bb) establishment of an arrangement for lien releases and disbursement of funds acceptable to Beneficiary; (cc) delivery to Beneficiary in form and content acceptable to Beneficiary of all of the following: (1) plans and specifications for the work; (2) a contract for the work, signed by a contractor acceptable to Beneficiary; (3) a cost breakdown for the work; (4) if reasonably required by Beneficiary, a payment and performance bond for the work; (5) evidence of the continuation of all Leases unless consented to in writing by Beneficiary; (6) evidence that, upon completion of the work, the size, capacity, value, and income coverage ratios for the Property will be at least as great as those which existed immediately before the damage or condemnation occurred;
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

(7) evidence that the work can reasonably be completed on or before that date which is six (6) months prior to the Maturity Date; and (8) evidence of the satisfaction of any additional conditions that Beneficiary may reasonably establish to protect Beneficiary’s security. Trustor acknowledges that the specific conditions described above are reasonable.
c.	Application of Proceeds; Default. If a Default has occurred and is continuing at the time of Beneficiary’s receipt of the Proceeds or if a Default occurs at any time thereafter, Beneficiary may, at Beneficiary’s absolute discretion and regardless of any impairment of security or lack of impairment of security, but subject to applicable law governing use of the Proceeds, if any, and the rights of Tenant under any Lease, apply all or any of the Proceeds to Beneficiary’s expenses in settling, prosecuting or defending the Claims and then apply the balance to the Secured Obligations in any order without suspending, extending or reducing any obligation of Trustor to make installment payments, and may release all or any part of the Proceeds to Trustor upon any conditions Beneficiary chooses.
6.12.	IMPOUNDS. Any impounds payable by Trustor under the Loan Documents (“Impounds”) shall be deposited into one or more segregated or commingled accounts maintained by Beneficiary or its servicing agent. Except as otherwise provided in the Loan Documents, such account(s) shall not bear interest. Beneficiary shall not be a trustee, special depository or other fiduciary for Trustor with respect to such account. If no Default exists, Beneficiary shall apply all Impounds in accordance with the Loan Documents. If a Default exists, Beneficiary may apply any or all Impounds to any Secured Obligation or to cure such Default, whereupon Trustor shall promptly restore all Impounds so applied and cure all Defaults not cured by such application. The obligations of Trustor hereunder shall not be diminished by Trustor’s deposits of Impounds, except to the extent that such obligations are actually satisfied by Beneficiary’s application of such Impounds. Upon any assignment of this Deed of Trust, Beneficiary may assign all Impounds in its possession to Beneficiary’s assignee, whereupon Beneficiary shall be released from all liability with respect to such Impounds. Within sixty (60) days following full repayment of the Secured Obligations (other than as a consequence of foreclosure or conveyance in lieu of foreclosure) or at such earlier time as Beneficiary may elect, Beneficiary shall pay to Trustor all Impounds in its possession, and no other party shall have any right or claim thereto. Trustor shall deliver to Beneficiary, promptly upon receipt, all bills for taxes and insurance for which Beneficiary has required Impounds.
6.13.	DEFENSE AND NOTICE OF LOSSES, CLAIMS AND ACTIONS. Trustor shall protect, preserve and defend the Property and title to and right of possession of the Property, the security of this Deed of Trust and the rights and powers of Beneficiary hereunder at Trustor’s sole expense against all adverse claims, whether the claim: (a) is against a possessory or non-possessory interest; (b) arose prior or subsequent to the Effective Date; or (c) is senior or junior to Trustor’s or Beneficiary’s rights. Trustor shall give Beneficiary prompt notice in writing upon learning of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to the Property and of any condemnation offer or action.
6.14.	RIGHT OF INSPECTION. Subject to any restrictions or prohibitions set forth in any Lease, Beneficiary and its independent contractors, agents and employees may enter the Property from
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

time to time at any reasonable time and upon five (5) Business Days’ prior notice for the purpose of inspecting the Property and ascertaining Trustor’s compliance with the terms of this Deed of Trust. Beneficiary shall use reasonable efforts to assure that Beneficiary’s entry upon and inspection of the Property shall not materially and unreasonably interfere with the business or operations of Trustor or Trustor’s Tenants on the Property.
6.15.	DUE ON SALE/ENCUMBRANCE.
a.	Definitions. The following terms shall have the meanings indicated:
“Restricted Party” shall mean each of (i) Trustor, (ii) any entity obligated under any guaranty or indemnity made in favor of Beneficiary in connection with the Loan and (iii) any shareholder, partner, member or any direct owner of Trustor or any entity obligated under item (ii) hereinabove.
“Transfer” shall mean any sale, installment sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily or by operation of law or otherwise.
b.	Property Transfers.
(i)	Prohibited Property Transfers. Without the prior written consent of Beneficiary, Trustor shall not cause or permit any Transfer of all or any part of the Property or the Collateral (collectively, a “Prohibited Property Transfer”), including, without limitation, the Transfer of all or any part of Trustor’s right, title and interest in and to the Property, any Leases or any Payments.
(ii)	Permitted Property Transfers. Notwithstanding the foregoing, none of the following Transfers shall be deemed to be a Prohibited Property Transfer: (A) a Transfer which is expressly permitted under the Note; (B) a Lease which is permitted under Article 3; and (C) the sale of inventory in the ordinary course of the business at the Property.
c.	Equity Transfers.
(i)	Prohibited Equity Transfers. Without the prior written consent of Beneficiary, Trustor shall not cause or permit any Transfer of any interest in a Restricted Party (collectively, a “Prohibited Equity Transfer”), including without limitation, (A) if a Restricted Party is a corporation (other than Cole Credit Property Trust III, Inc.), any merger, consolidation or other Transfer of more than 10% of such corporation’s stock or the creation or issuance of new stock in one or a series of transactions resulting in total capital stock then issued and outstanding which is more than 110% of the total immediately prior to such issuance; (B) if a Restricted Party is a limited partnership, limited liability partnership, general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Transfer of the partnership interest of any general partner or any profits or proceeds relating to such
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

partnership interests; (C) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member (or if no managing member, any member) or any profits or proceeds relating to such limited liability company interest, or the Transfer of a non-managing limited liability company interest or the creation or issuance of new non-managing limited liability company interests; or (D) if a Restricted Party is a trust, any merger, consolidation or other Transfer of any legal or beneficial interest in such Restricted Party or the creation or issuance of new legal or beneficial interests. Notwithstanding the foregoing, in no event shall a Transfer or proposed Transfer of any direct or indirect legal or beneficial interest in Trustor (whether by a Restricted Party or a non Restricted Party) be done in a manner that would violate the Patriot Act. Notwithstanding the foregoing, with respect to the direct and indirect interests in Cole Credit Property Trust III, Inc., Trustor shall be permitted to rely exclusively on the implementation by its U.S. broker-dealer network of the normal and customary investor screening practices mandated by applicable law and NASD regulations in satisfaction of the covenant set forth in the preceding sentence.
(ii)	Permitted Equity Transfers. Notwithstanding the foregoing, however, (i) limited partnership interests in Trustor or in any general partner or member of Trustor shall be freely transferable without the consent of Beneficiary, (ii) any involuntary transfer caused by the death of Trustor or any general partner, shareholder, joint venturer, manager, member or beneficial owner of a trust shall not be a Default under this Deed of Trust so long as Trustor is reconstituted, if required, following such death and so long as those persons responsible for the management of the Property and Trustor remain unchanged as a result of such death or any replacement management is approved by Beneficiary, (iii) gifts for estate planning purposes of any individual’s interests in Trustor or in any of Trustor’s general partners, managing members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse, or lineal descendant, shall not be a Default under this Deed of Trust so long as Trustor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Trustor remain unchanged following such gift or any replacement management is approved by Beneficiary and (iv) membership interests in Trustor and interests in any member of Trustor or in any partner of any member of Trustor may be transferred without the consent of Beneficiary so long as, after any such transfer, Christopher H. Cole or Cole Credit Property Trust III, Inc., or any of their wholly owned affiliates or subsidiaries, “controls” the affairs of Trustor, where the term “control” means the power to direct the management and policies of Trustor, provided, that in all of the foregoing cases shall such transfer be done in a manner that would not violate the Patriot Act, subject to the provisions of the last sentence of Section 6.15.c.(i). In the event of a transfer by Cole REIT III Operating Partnership, LP of its interests in Trustor pursuant to the terms hereof, Trustor agrees to contemporaneously furnish to Beneficiary a new limited guaranty of the Loan (in form and substance as executed at closing of the Loan) by a new guarantor satisfactory to Beneficiary in Beneficiary’s sole and
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

absolute discretion. Trustor shall provide Beneficiary with copies of the applicable transfer documents or governing instruments in each of the foregoing instances in the preceding sentence within fifteen (15) days of the effective date of any such transfer or change.
(iii)	Entity Status. Nothing contained in this Section 6.15.c. shall be construed to permit any Transfer which would result in a breach of any representation, warranty or covenant of Trustor under Section 5.2 above.
d.	Certificates of Ownership. Trustor shall deliver to Beneficiary, at any time and from time to time, not more than five (5) days after Beneficiary’s written request therefor, a certificate, in form acceptable to Beneficiary, signed and dated by Trustor, listing the names of all persons and entities holding direct or indirect legal or beneficial interests in the Property or any Restricted Party and the type and amount of each such interest, except for the ownership of Cole Credit Property Trust III, Inc., a Maryland corporation, for which a certificate shall not be required.
6.16.	EXCULPATION. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (a) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust; (b) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Property or under this Deed of Trust; or (c) any loss sustained by Trustor or any third party resulting from Beneficiary’s failure to lease the Property after a Default (hereafter defined) or from any other act or omission of Beneficiary in managing the Property after a Default unless the loss is caused by the willful misconduct, bad faith or gross negligence of Beneficiary and no such liability shall be asserted or enforced against Beneficiary, all such liability being expressly waived and released by Trustor.
6.17.	INDEMNITY. Without in any way limiting any other indemnity contained in this Deed of Trust, Trustor agrees to defend, indemnify and hold harmless the Beneficiary Group (hereinafter defined) from and against any claim, loss, damage, cost, expense or liability directly or indirectly arising out of: (a) the making of the Loan, except for violations of banking laws or regulations by the Beneficiary Group; (b) this Deed of Trust, including, without limitation, all recording costs, taxes, documentary stamp taxes, intangible taxes, and costs of title insurance endorsements; (c) the execution of this Deed of Trust or the performance of any act required or permitted hereunder or by law; (d) any failure of Trustor to perform Trustor’s obligations under this Deed of Trust or the other Loan Documents; (e) any alleged obligation or under-taking on the Beneficiary Group’s part to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Property; (f) any act or omission by Trustor or any contractor, agent, employee or representative of Trustor with respect to the Property; or (g) any claim, loss, damage, cost, expense or liability directly or indirectly arising out of: (i) the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials which are found in, on, under or about the Property (including, without limitation, underground contamination); or (ii) the breach of any covenant, representation or warranty of Trustor under Sections 5.1.p., 5.1.q., 5.1.r., or 6.2 above. This indemnity shall include, without limitation: (aa) all actual damages (including, without limitation, any third party tort claims or governmental claims, fines or penalties against the Beneficiary Group); (bb) all court costs and reasonable attorneys’ fees

(including, without limitation, expert witness fees) paid or incurred by the Beneficiary Group; and (cc) the costs, whether foreseeable or unforeseeable, of any investigation, repair, cleanup or detoxification of the Property which is required by any governmental entity or is otherwise necessary to render the Property in compliance with all laws and regulations pertaining to Hazardous Materials. The foregoing to the contrary notwithstanding, this indemnity shall not include any claim, loss, damage, cost, expense or liability directly or indirectly arising out of the gross negligence or willful misconduct of any member of the Beneficiary Group, or any claim, loss, damage, cost, expense or liability incurred by the Beneficiary Group arising from any act or incident on the Property occurring after the full reconveyance and release of the lien of this Deed of Trust on the Property, or with respect to the matters set forth in clause (g), any claim, loss, damage, cost, expense or liability incurred by the Beneficiary Group resulting from the introduction and initial release of Hazardous Materials on the Property occurring after the transfer of title to the Property at a foreclosure sale under this Deed of Trust, either pursuant to judicial decree or the power of sale, or by deed in lieu of such foreclosure or after any Member of the Beneficiary Group takes actual possession of the Property prior to such transfer of title to the Property (and not, for example, through the appointment of a receiver). “Beneficiary Group,” as used herein, shall mean (1) Beneficiary (including, without limitation, any participant in the Loan and any of their respective successors or assigns, whether by sale, a secondary market transaction, or otherwise), (2) any entity controlling, controlled by or under common control with Beneficiary, (3) the directors, officers, employees and agents of Beneficiary and such other entities, and (4) the successors, heirs and assigns of the entities and persons described in foregoing clauses (1) through (3). Trustor shall pay immediately upon Beneficiary’s demand any amounts owing under this indemnity together with interest from the date the indebtedness arises until paid at the rate of interest applicable to the principal balance of the Note as specified therein. Trustor agrees to use legal counsel reasonably acceptable to the Beneficiary Group in any action or proceeding arising under this indemnity. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE SATISFACTION AND RELEASE OF THIS DEED OF TRUST, BUT TRUSTOR’S LIABILITY UNDER THIS INDEMNITY SHALL BE SUBJECT TO THE PROVISIONS OF THE SECTION IN THE NOTE ENTITLED “BORROWER’S LIABILITY.”
6.18.	RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Property or in any manner obligated under the Secured Obligations (“Interested Parties”), Beneficiary may, from time to time: (a) fully or partially release any person or entity from liability for the payment or performance of any Secured Obligation; (b) agree with Trustor to extend the maturity of any Secured Obligation; (c) make any agreement with Trustor increasing the amount or otherwise altering the terms of any Secured Obligation; (d) accept additional security for any Secured Obligation; or (e) release all or any portion of the Property, Collateral and other security for any Secured Obligation. Except as expressly set forth in any documents relating to the foregoing actions, none of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien of this Deed of Trust upon the Property.
6.19.	ACCEPTANCE OF TRUST; POWERS AND DUTIES OF TRUSTEE. Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Beneficiary and presentation of this Deed of Trust, or a certified copy thereof, for endorsement, and without affecting the personal liability, if any, of any person for payment of any indebtedness or
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

performance of any Secured Obligation, Trustee may, without liability therefore and without notice: (a) reconvey all or any part of the Property; (b) consent to the making of any map or plat of the Property; (c) join in granting any easement on the Property; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Nothing contained in the immediately preceding sentence shall be construed to limit, impair or otherwise affect the rights of Trustor in any respect. Except as may otherwise be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, without limitation, actions in which Trustor, Beneficiary or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability and expense.
6.20.	COMPENSATION OF TRUSTEE. Trustor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of this trust, including, without limitation, reasonable attorneys’ fees. Trustor shall pay all indebtedness arising under this Section immediately upon demand by Trustee or Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Note as specified therein.

6.21.	INTENTIONALLY DELETED.

6.22.	SALE OR PARTICIPATION OF LOAN. Beneficiary may at any time sell, assign, participate or securitize all or any portion of Beneficiary’s rights and obligations under the Loan Documents, and that any such sale, assignment, participation or securitization may be to one or more financial institutions or other entities, to private investors, or into the public securities market, in Beneficiary’s sole discretion. Trustor further agrees that Beneficiary may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) (and to any investment banking firms, rating agencies, accounting firms, law firms and other third party advisory firms and investors involved with the Loan and the Loan Documents or the applicable sale, assignment, participation or securitization) all documents and financial and other information heretofore or hereafter provided to or known to Beneficiary with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, Trustor, any partner or member of Trustor, any constituent partner or member of Trustor, any guarantor and any non-borrower). In the event of any such sale, assignment, participation or securitization, Beneficiary and the other parties to the same shall share in the rights and obligations of Beneficiary set forth in the Loan Documents as and to the extent they shall agree among themselves. In connection with any such sale, assignment, participation or securitization, Trustor further agrees that the Loan Documents shall be sufficient evidence of the obligations of Trustor to each purchaser, assignee or participant, and Trustor shall, within fifteen (15) days after request by Beneficiary; (c) deliver to Beneficiary such information and documents relating to Trustor, the Property and its operation and any party connected with the Loan as Beneficiary or any rating agency may request; (d) deliver to Beneficiary an estoppel certificate for the benefit of Beneficiary and any
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

other party designated by Beneficiary verifying the status and terms of the Loan, in form and content satisfactory to Beneficiary; (e) enter into such amendments to the Loan Documents as may be reasonably requested (including, without limitation, to restructure all or any part of the Loan into two or more promissory notes in whatever proportion Beneficiary determines) in order to facilitate any such sale, assignment, participation or securitization without impairing Trustor’s rights or increasing Trustor’s obligations (and without requiring a secondary borrower or Trustor); (f) if, as a condition to the closing of the Loan, Trustor was required to be a special-purpose bankruptcy-remote entity, enter into such amendments to the organizational documents of Trustor as any rating agency may request to preserve or enhance Trustor’s special-purpose bankruptcy-remote status; and (g) if, as a condition to the closing of the Loan, Trustor was required to provide Beneficiary with any nonconsolidation opinions, provide Beneficiary with such amendments and restatements of such opinions as any rating agency may request. The preparation and delivery of the foregoing items shall be at Trustor’s sole cost and expense, except for items that are not prepared and/or provided regularly pursuant to the terms of the Loan Documents, and provided further that Trustor obtains Beneficiary’s consent to the cost of any extraordinary item to be paid by Beneficiary prior to incurring such expense. The indemnity obligations of Trustor under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.
6.23.	RELEASE. Upon payment in full of the Secured Obligations (including, without limitation, repayment in full of all principal, interest and other amounts owing under the Note), and all obligations, if any, of Beneficiary for future advances have been terminated, then, and in that event only, Beneficiary shall release, without warranty, the Property or that portion thereof then held hereunder. The recitals of any facts in any release shall be conclusively deemed true. To the extent permitted by law, the release may describe the grantee as “the person or persons legally entitled thereto.” Beneficiary shall have no duty to determine the rights of persons claiming to be rightful grantees of any release. When the Property has been fully released, the last such release shall operate as a reassignment of all future rents, issues and profits of the Property to the person or persons legally entitled thereto. Notwithstanding anything to the contrary contained in this Section 6.23, the release of the Property shall not affect (i) any other Secured Obligations under the Loan Documents, (ii) the Environmental Liabilities Agreement executed by Trustor of even date herewith, or (iii) any guaranty now or hereafter executed with respect to the Loan (collectively or severally as the context thereof may suggest or require).

6.24.	SUBROGATION. Beneficiary shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or by the proceeds of any loan secured by this Deed of Trust.
ARTICLE 7 DEFAULT
7.1.	DEFAULT. For all purposes hereof, “Default” shall mean either an “Optional Default” (as defined below) or an “Automatic Default” (as defined below).
a.	Optional Default. An “Optional Default” shall occur, at Beneficiary’s option, upon the occurrence of any of the following events:
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

(i)	Monetary. Trustor shall fail to (aa) pay when due any sums which by their express terms require payment upon the expiration of a specified notice and cure period or sums which are payable on the Maturity Date, or (bb) pay any other sums payable under the Note, this Deed of Trust or any of the other Loan Documents which failure remains uncured for five (5) days after written notice thereof shall have been given to Trustor by Beneficiary, excluding with respect to (aa) or (bb) any monthly payment of principal or interest due under the Note which is an Automatic Default as set forth in Section 7.1.b.(i) of this Deed of Trust.

(ii)	Failure to Perform. Trustor shall fail to observe, perform or discharge any of Trustor’s obligations, covenants, conditions or agreements, other than Trustor’s payment obligations, under the Note, this Deed of Trust or any of the other Loan Documents (including, without limitation, any of the other mortgages and deeds of trust executed as part of the Loan Documents and securing the Note), and (aa) such failure shall remain uncured for thirty (30) days after written notice thereof shall have been given to Trustor by Beneficiary or (bb) if such failure is of such a nature that it cannot be cured within such thirty (30) day period, Trustor shall fail to commence to cure such failure within such thirty (30) day period or shall fail to diligently prosecute such curative action thereafter.

(iii)	Representations and Warranties. Any representation, warranty, certificate or other statement (financial or otherwise) made or furnished by or on behalf of Trustor, or a guarantor, if any, to Beneficiary or in connection with any of the Loan Documents, or as an inducement to Beneficiary to make the Loan, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

(iv)	Seizure; Attachment. The seizure of any material portion (as reasonably determined by Beneficiary) of the Property; or the sequestration or attachment of, or levy or execution upon any of the Property, the Collateral or any other collateral provided by Trustor under any of the Loan Documents, or any material portion of the other assets of Trustor, other than a condemnation, which sequestration, attachment, levy or execution is not released or dismissed within sixty (60) days after its occurrence; or the sale of any assets effected pursuant to any of the foregoing (other than pursuant to a condemnation).

(v)	Uninsured Casualty. The occurrence of an uninsured casualty with respect to any material portion (as reasonably determined by Beneficiary) of the Property unless: (aa) no other Default has occurred and is continuing at the time of such casualty or occurs thereafter; (bb) Trustor promptly notifies Beneficiary of the occurrence of such casualty; (cc) Tenant is restoring the Property pursuant to the terms of the Lease or is consummating a substitution pursuant to the terms of the Lease; and (dd) if Tenant is not restoring the Property pursuant to the terms of the Lease and an Event of Default exists under the Lease by virtue of such failure to restore, Trustor shall within forty five (45) days thereafter, deliver to Beneficiary immediately available funds in an amount sufficient, in Beneficiary’s
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

reasonable opinion, to pay all costs of the repair or restoration (including, without limitation, taxes, financing charges, insurance and rent during the repair period). So long as no Default has occurred and is continuing at the time of Beneficiary’s receipt of such funds and no Default occurs thereafter, but subject to the rights of Tenant under any Lease, Beneficiary shall make such funds available for the repair or restoration of the Property. Notwithstanding the foregoing, but subject to the rights of Tenant under any Lease, Beneficiary shall have no obligation to make funds available for repair or restoration of the Property unless and until all the conditions set forth in clauses (bb) and (cc) of Section 6.11.b.(iii) of this Deed of Trust have been satisfied. Trustor acknowledges that the specific conditions described above are reasonable.
(vi)	Lease. With respect to a Lease, Trustor defaults under Section 3.3.b. of this Deed of Trust or a Lease Default occurs under any Lease, and such default or Lease Default remains uncured for thirty (30) days after written notice thereof shall have been given by Beneficiary to Trustor.
b.	Automatic Default. An “Automatic Default” shall occur automatically upon the occurrence of any of the following events:
(i)	Monetary. Trustor shall fail to pay when due any monthly payment of principal and interest due under the Note and no funds are in the Restricted Account (as defined in the Cash Management Agreement) to make such payment when due; provided, that, no Automatic Default shall be deemed to have occurred if Trustor’s failure to pay results solely from Beneficiary’s failure to timely initiate an ACH debit.

(ii)	Voluntary Bankruptcy, Insolvency, Dissolution. (aa) Trustor’s filing a petition for relief under the Bankruptcy Reform Act of 1978, as amended or recodified (“Bankruptcy Code”), or under any other present or future state or federal law regarding bankruptcy, reorganization or other relief to debtors (collectively, “Debtor Relief Law”); or (bb) Trustor’s filing any pleading in any involuntary proceeding under the Bankruptcy Code or other Debtor Relief Law which admits to the petition’s material allegations regarding Trustor’s insolvency; or (cc) Trustor’s making a general assignment for the benefit of creditors; or (dd) Trustor’s applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Trustor or any of its property; or (ee) the filing by or on behalf of Trustor of a voluntary petition seeking the liquidation or dissolution of Trustor or the commencement of any other procedure by or on behalf of Trustor to liquidate or dissolve Trustor.

(iii)	Involuntary Bankruptcy. Trustor’s failure to effect a full dismissal of any involuntary petition under the Bankruptcy Code or other Debtor Relief Law, or any other procedure to liquidate or dissolve Trustor, that is filed against Trustor or in any way restrains or limits Trustor or Beneficiary regarding the Loan or the Property, prior to the earlier of the entry of any order granting relief sought in the involuntary petition or ninety (90) days after the date of filing of the petition.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

(iv)	Partners, Guarantors. The occurrence of an event specified in Sections (ii) or (iii) as to Trustor, any general partner or any member of Trustor, as applicable, or any guarantor obligated to Beneficiary under the Loan Documents.
7.2.	ACCELERATION. Upon the occurrence of an Optional Default, Beneficiary may, at its option, declare all sums owing to Beneficiary under the Note and the other Loan Documents immediately due and payable. Upon the occurrence of an Automatic Default, all sums owing to Beneficiary under the Note and the other Loan Documents shall automatically become immediately due and payable.

7.3.	RIGHTS AND REMEDIES. In addition to the rights and remedies in Section 7.2 above, at any time after a Default, Beneficiary shall have all of the following rights and remedies:
a.	Entry on Property. Subject to the rights of Tenant under any Lease, Beneficiary shall have the right to enter upon the Property from time to time, with or without notice, and without releasing Trustor from any Secured Obligation, and without becoming a trustee in possession, and do such other acts and things as Beneficiary or Trustee deems necessary or desirable in order to inspect, investigate, assess and protect the security hereof or to cure any Default;

b.	Appointment of Receiver. Beneficiary shall have the right to apply to a court of competent jurisdiction for and obtain appointment of a receiver, trustee, liquidator or conservator of the Property, with or without notice of hearing, for any purpose, including, without limitation, to enforce Beneficiary’s rights to collect Payments and to enter on and inspect the Property for Hazardous Materials, as a matter of strict right and without regard to: (i) the adequacy of the security for the repayment of the Secured Obligations; (ii) the existence of a declaration that the Secured Obligations are immediately due and payable; (iii) the filing of a notice of default; or (iv) the solvency of Trustor, or any guarantor or other person or entity in any manner obligated to Beneficiary under the Loan Documents;

c.	Injunction. To commence and maintain an action or actions in any court of competent jurisdiction to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

d.	Judicial Foreclosure. Beneficiary shall have the right to commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder. For the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

e.	Nonjudicial Foreclosure.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

(i)	Beneficiary shall have the right to give such notice of such Default and of election to cause the Property to be sold as may be required by law or as may be necessary to cause the Trustee to exercise the power of sale granted herein. It shall be lawful for and the duty of Trustee, upon the request of the Beneficiary, to sell the Property at public auction for cash, after first having given such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as then may be required by law, and then, having given such notice and advertised the time and place of such sale in such manner as then may be provided by law, and upon such sale and any resale and upon compliance with the law then relating to foreclosure proceedings, to convey title to the purchaser. Trustee shall sell the Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine (except as otherwise required by law), at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale; provided, however, that Beneficiary may credit bid all or any portion of the Secured Obligations at such sale. A sale of less than the whole of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein. Trustee shall deliver to the purchaser at such sale a deed conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals of any facts in any trustee’s deed shall be conclusively deemed true;

(ii)	Upon sale of the Property at any judicial or nonjudicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Secured Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Property as such appraisals may be discounted or adjusted by Beneficiary in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Property prior to resale, costs of resale (e.g. commissions, reasonable attorneys’ fees, and taxes), costs of any Hazardous Materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Beneficiary; (iv) declining trends in real property values generally and with respect to properties similar to the Property; (v) anticipated discounts upon resale of the Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and (vii) such other factors or matters that Beneficiary (in its sole and absolute discretion) deems appropriate. In regard to the above, Trustor acknowledges and agrees that: (i) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (ii) this paragraph does not impose upon Beneficiary any additional obligations that are not imposed
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

by law at the time the credit bid is made; (iii) the amount of Beneficiary’s credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Trustor and Beneficiary; and (iv) Beneficiary’s credit bid may be (at Beneficiary’s sole and absolute discretion) higher or lower than any appraised value of the Property;
f.	Multiple Foreclosures. Beneficiary shall have the right to resort to and realize upon the Property and Collateral and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both and to apply the proceeds received upon the Secured Obligations all in such order and manner as Beneficiary determines in its sole discretion;
g.	Rights to Collateral. To exercise all rights Beneficiary may have with respect to the Collateral under this Deed of Trust, the UCC or otherwise at law; and
h.	Other Rights. To exercise such other rights as Beneficiary may have at law or in equity or pursuant to the terms and conditions of this Deed of Trust or any of the other Loan Documents.
In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Property (including, without limitation, any improvements forming a part thereof) without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Property. Any sale of Collateral hereunder shall be conducted in any manner permitted by the UCC.
7.4.	APPLICATION OF FORECLOSURE SALE PROCEEDS. If any foreclosure sale is effected, Beneficiary shall apply the proceeds of such sale in the following order of priority: First, to the costs, fees and expenses of exercising the power of sale, including, without limitation, the payment of reasonable attorneys’ fees; Second, to the payment of the Secured Obligations which are secured by this Deed of Trust, in such order as Beneficiary shall determine in its sole discretion; and Third, to Trustor or Trustor’s successor in interest, or in the event the Property has been sold or transferred to another, to the vested owner of record at the time of judicial or nonjudicial foreclosure sale or to such other persons as may be entitled thereto by law.
7.5.	WAIVER OF MARSHALING RIGHTS. Trustor, for itself and for all parties claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Property or the Collateral, waives all rights to a sale in inverse order of alienation or to have the Property, the Collateral or any other security for any Secured Obligation, marshaled upon any foreclosure of this Deed of Trust or on a foreclosure of any other security for any of the Secured Obligations.
7.6.	NO CURE OR WAIVER. Neither Beneficiary’s nor any receiver’s entry upon and taking possession of all or any part of the Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

of any other right or remedy by Beneficiary or any receiver shall cure or waive any Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid or performed and Trustor has cured all other Defaults hereunder), or impair the status of the security, or prejudice Beneficiary in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.
7.7.	PAYMENT OF COSTS, EXPENSES AND ATTORNEYS’ FEES. Trustor agrees to pay to Beneficiary immediately and upon demand all costs and expenses incurred by Beneficiary in the enforcement of the terms and conditions of this Deed of Trust (including, without limitation, trustee’s fees, court costs and reasonable attorneys’ fees, whether incurred in litigation or not) with interest from the date of expenditure until said sums have been paid at the rate of interest applicable to the principal balance of the Note as specified therein.
7.8.	POWER TO FILE NOTICES AND CURE DEFAULTS. Trustor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, to perform any obligation of Trustor hereunder upon the occurrence of an event, act or omission which, with notice or passage of time or both, would constitute a Default, provided, however, that: (a) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (b) Beneficiary shall not be liable to Trustor or any other person or entity for any failure to act under this Section.
7.9.	SUCCESSOR TRUSTEES. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint in writing a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action, and when such writing shall have been duly probated and registered, the substitute trustee named therein shall be vested with all rights or title and clothed with all power of the Trustee named herein.
7.10.	TRUSTEE LIABILITY. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.
7.11.	REMEDIES CUMULATIVE. All rights and remedies of Beneficiary under this Deed of Trust and the other Loan Documents are cumulative and are in addition to all rights and remedies provided by applicable law. Beneficiary may enforce any one or more remedies or rights under the Loan Documents either successively or concurrently
ARTICLE 8 MISCELLANEOUS PROVISIONS
8.1.	CONSENTS AND APPROVAL. Wherever Beneficiary’s consent, approval, acceptance or satisfaction is required under any provision of this Deed of Trust or any of the other Loan
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

Documents, such consent, approval, acceptance or satisfaction shall not be unreasonably withheld, conditioned or delayed by Beneficiary unless such provision expressly provides otherwise.
8.2.	ATTORNEYS’ FEES. If any legal action, suit or proceeding is commenced between Trustor and Beneficiary regarding their respective rights and obligations under this Deed of Trust or any of the other Loan Documents, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, reasonable attorneys’ fees and court costs (including, without limitation, expert witness fees). As used herein the term “prevailing party” shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party. All references to “attorneys’ fees” or to “reasonable attorneys’ fees” herein and in the other Loan Documents shall be deemed to be “reasonable attorneys’ fees,” and as used herein, and in any other Loan Documents to the extent North Carolina law applies thereto, the phrase “reasonable attorneys’ fees” and similar phrases shall mean attorneys’ fees at standard hourly rates actually incurred, without giving effect to the statutory presumption set forth in Section 6-21.2 of the North Carolina General Statutes.

8.3.	PERMITTED CONTESTS. After prior written notice to Beneficiary, Trustor may contest, by appropriate legal or other proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any lien, levy, tax or assessment, or any lien of any laborer, mechanic, materialman, supplier or vendor, or the application to Trustor or the Property of any law or the validity thereof (each a “Contested Matter”), the assertion or imposition of which, or the failure to pay when due, would constitute a Default; provided that (a) Trustor pursues the contest diligently, in a manner which Beneficiary determines is not prejudicial to Beneficiary, and does not impair the lien of this Deed of Trust; (b) the Property, or any part hereof or estate or interest therein, shall not be in any danger of being sold, forfeited or lost by reason of such proceedings; (c) in the case of the contest of any law or other legal requirement, Beneficiary shall not be in any danger of any civil or criminal liability; and (d) if required by Beneficiary, Trustor deposits with Beneficiary any funds or other forms of assurance (including a bond or letter of credit) satisfactory to Beneficiary to protect Beneficiary from the consequences of the contest being unsuccessful. Trustor’s right to contest pursuant to the terms of this provision shall in no way relieve Trustor of its obligations under the Loan or to make payments to Beneficiary as and when due. The Tenant under any Lease shall also have the right to contest any Contested Matter in accordance with the terms of such Lease.

8.4.	TRUSTOR AND BENEFICIARY DEFINED. The term “Trustor” includes both the original Trustor and any subsequent owner or owners of any of the Property, and the term “Beneficiary” includes the original Beneficiary and any future owner or holder, including assignees, pledges and participants, of the Note or any interest therein.

8.5.	DISCLAIMERS.
a.	Relationship. The relationship of Trustor and Beneficiary under this Deed of Trust and the other Loan Documents is, and shall at all times remain, solely that of borrower and Beneficiary, and Beneficiary neither undertakes nor assumes any responsibility or duty to
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

Trustor or to any third party with respect to the Property. Notwithstanding any other provisions of this Deed of Trust and the other Loan Documents: (i) Beneficiary is not, and shall not be construed to be, a partner, joint venturer, member, alter ego, manager, controlling person or other business associate or participant of any kind of Trustor, and Beneficiary does not intend to ever assume such status; and (ii) Beneficiary shall not be deemed responsible for or a participant in any acts, omissions or decisions of Trustor.
b.	No Liability. Beneficiary shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from any construction on, or occupancy or use of, the Property, whether caused by or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Trustor or any of Trustor’s agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on the Property or any fire, flood or other casualty or hazard thereon; (iv) the failure of Trustor or any of Trustor’s licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Property in a safe condition; or (v) any nuisance made or suffered on any part of the Property.
8.6.	SEVERABILITY. If any term of any Loan Document, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of the Loan Document, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of the Loan Document shall be valid and enforceable to the fullest extent permitted by law.
8.7.	JOINT AND SEVERAL LIABILITY. If more than one person has executed this Deed of Trust as “Trustor,” the obligations of all such persons hereunder shall be joint and several.
8.8.	SEPARATE AND COMMUNITY PROPERTY. Any married person who executes this Deed of Trust as a “Trustor” agrees that any money judgment which Beneficiary obtains pursuant to the terms of this Deed of Trust or any other obligation of that married person secured by this Deed of Trust may be collected by execution upon any separate property or community property of that person.
8.9.	INTEGRATION; INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified, except by written instrument executed by all parties. Any reference in any of the Loan Documents to the Property or Collateral shall include all or any part of the Property or Collateral. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Beneficiary in writing. When the identity of the parties or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.
8.10.	CAPITALIZED TERMS. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

8.11.	SUCCESSORS IN INTEREST. The terms, covenants, and conditions contained herein and in the other Loan Documents shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Trustor to assign the Loan, except as otherwise permitted under the Note or the other Loan Documents.

8.12.	GOVERNING LAW. This Deed of Trust was accepted by Beneficiary in the state of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforceability and performance this Deed of Trust, the Note and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such state and any applicable law of the United States of America, except that at all times the provisions for enforcement of Beneficiary’s STATUTORY POWER OF SALE (if any) and all other remedies granted hereunder and the creation, perfection and enforcement of the liens and security interests created pursuant hereto and pursuant to the other Loan Documents in any Collateral which is located in the state where the Property is located, shall be governed by and construed according to the law of the state where the Property is located except to the extent that under the UCC perfection may be governed by the laws of a different jurisdiction. Except as provided in the immediately preceding sentence, Trustor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than New York governs this Deed of Trust, the Note and other Loan Documents.

8.13.	CONSENT TO JURISDICTION. Trustor irrevocably submits to the jurisdiction of: (a) any state or federal court sitting in the state of New York over any suit, action, or proceeding, brought by Trustor against Beneficiary, arising out of or relating to this Deed of Trust, the Note or the Loan; (b) any state or federal court sitting in the state where the Property is located or the state in which Trustor’s principal place of business is located over any suit, action or proceeding, brought by Beneficiary against Trustor, arising out of or relating to this Deed of Trust, the Note or the Loan; and (c) any state court sitting in the county of the state where the Property is located over any suit, action, or proceeding, brought by Beneficiary to exercise any available STATUTORY POWER OF SALE under this Deed of Trust or any action brought by Beneficiary to enforce its rights with respect to the Collateral. Trustor irrevocably waives, to the fullest extent permitted by law, any objection that Trustor may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

8.14.	EXHIBITS. Exhibit A is incorporated into this Deed of Trust by this reference as if fully set forth herein.

8.15.	ADDRESSES; REQUEST FOR NOTICE. All notices and other communications that are required or permitted to be given to a party under this Deed of Trust or the other Loan Documents shall be in writing, refer to the Loan number, and shall be sent to such party, either by personal delivery, by overnight delivery service, by certified first class mail, return receipt requested, or by facsimile transmission to the addressee or facsimile number below. All such notices and communications shall be effective upon receipt of such delivery or facsimile transmission. The
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

addresses of the parties are set forth on page 1 of this Deed of Trust and the facsimile numbers for the parties are as follows:
Beneficiary:
WELLS FARGO BANK, NATIONAL ASSOCIATION
FAX No.: (760) 918-2727
Trustor:
COLE CB MEBANE NC, LLC
FAX No.: (602) 778-8780
Trustor’s principal place of business is at the address set forth on page 1 of this Deed of Trust.
Any Trustor whose address is set forth on page 1 of this Deed of Trust hereby requests that a copy of notice of default and notice of sale be delivered to it at that address. Failure to insert an address shall constitute a designation of Trustor’s last known address as the address for such notice. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving thirty (30) days notice to the other parties in the manner set forth above.
8.16.	COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, each of which, when executed and delivered, will be deemed an original and all of which taken together, will be deemed to be one and the same instrument.

8.17.	WAIVER OF JURY TRIAL. SUBJECT TO NORTH CAROLINA GENERAL STATUTES SECTION 22b-10, IF APPLICABLE, BENEFICIARY AND TRUSTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BENEFICIARY OR TRUSTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BENEFICIARY TO ENTER INTO THIS DEED OF TRUST.

8.18.	NON-WAIVER. By accepting payment of any amount secured hereby after its due date or late performance of any other Secured Obligation, Beneficiary shall not waive its right against any person obligated directly or indirectly hereunder or on any Secured Obligation, either to require prompt payment or performance when due of all other sums and obligations so secured or to declare default for failure to make such prompt payment or performance. No exercise of any right or remedy by Beneficiary hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law. No failure by Beneficiary to exercise any right or remedy hereunder arising upon any Default shall be construed to prejudice Beneficiary’s rights or remedies upon the occurrence of any other or subsequent Default. No delay by Beneficiary in
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

exercising any such right or remedy shall be construed to preclude Beneficiary from the exercise thereof at any time while that Default is continuing. No notice to nor demand on Trustor shall of itself entitle Trustor to any other or further notice or demand in similar or other circumstances.
8.19.	FURTHER ASSURANCES. Trustor shall, upon demand by Trustee, execute, acknowledge (if appropriate) and deliver any and all documents and instruments and do or cause to be done all further acts reasonably necessary or appropriate to effectuate the purposes of the Loan Documents and to perfect any assignments contained therein.

8.20.	RELATIONSHIP OF ARTICLES. The rights, remedies and interests of Beneficiary under this Deed of Trust established by Article 1 and the security agreement established by Article 4 are independent and cumulative, and there shall be no merger of any lien created by this Deed of Trust with any security interest created by the security agreement. Beneficiary may elect to exercise or enforce any of its rights, remedies or interests under either or both this Deed of Trust or the security agreement as Beneficiary may from time to time deem appropriate. The absolute assignment of rents and leases established by Article 3 is similarly independent of and separate from this Deed of Trust and the security agreement.

8.21.	MERGER. No merger shall occur as a result of Beneficiary’s acquiring any other estate in, or any other lien on, the Property unless Beneficiary consents to a merger in writing.

8.22.	CROSS-DEFAULT; CROSS-COLLATERALIZATION. The Note is secured by, among other things, this Deed of Trust and those certain other Mortgages, Deeds of Trust, and/or Deeds to Secure Debt of even date herewith, executed by the mortgagor, trustor or grantor, as the case may be, in favor of Beneficiary and covering certain real property and improvements and personal property thereon as described therein and located as described on Schedule I hereof (the “Other Mortgages”). The existence of a Default under this Deed of Trust (after the expiration of any applicable notice and cure periods) shall be deemed and shall constitute an Automatic Default under the Other Mortgages (without any further notice and cure by Beneficiary to Trustor which is hereby specifically waived by Trustor for all purposes), and a Default under any of the Other Mortgages (after the expiration of any applicable notice and cure periods), shall be deemed and shall constitute an Automatic Default under this Deed of Trust and the remaining Other Mortgages (without any further notice and cure by Beneficiary to Trustor which is hereby specifically waived by Trustor for all purposes)

8.23.	SPECIAL NORTH CAROLINA STATE PROVISIONS.
a.	State Power Provisions. Notwithstanding anything in this Deed of Trust to the contrary, no sale of any portion of the Property under the power of sale contained in this Deed of Trust shall occur until Beneficiary and Trustee shall have complied with the provisions of Chapter 45 of the North Carolina General Statutes related to the power of sale foreclosures, including without limitation, the requirement for notice and a hearing.

b.	Future Advances. This Deed of Trust is given to secure not only existing Secured Obligations, but also future advances and re-advances of the obligations made within fifteen (15) years of the date of this Deed of Trust to the same extent as if such future advances are made on the date of the execution of this Deed of Trust. The principal
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

amount (including future advances) that may be so secured may decrease or increase from time to time, but the total amount so secured at any one time shall not exceed the maximum principal amount of $1,140,000.00, plus all interest, costs, reimbursements, fees and expenses due under this Deed of Trust and secured hereby. Trustor shall not execute any document that impairs or otherwise impacts the priority of any future advances secured by this Deed of Trust. The amount of present obligations secured hereby is $1,140,000.00.
c.	Conflict. If any conflict or inconsistency exists or arises between this Section 8.23 and the preceding Articles of this Deed of Trust, or the terms of any other Loan Documents, except as specifically provided to the contrary in this Section 8.23, the terms of this Section 8.23 shall govern and control this Deed of Trust or the other Loan Documents.
8.24.	USA PATRIOT ACT NOTIFICATION. Beneficiary hereby notifies Trustor that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Trustor, which information includes the name and address of Trustor and other information that will allow Beneficiary to identify Trustor in accordance with the Patriot Act.
[SIGNATURE PAGE FOLLOWS]
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

          IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed under seal by its duly authorized officers as of the day and year set forth above.

TRUSTOR:

COLE CB MEBANE NC, LLC, a Delaware limited liability company

By: Cole REIT Advisors III, LLC, a Delaware limited liability company, its manager

By:	/s/ Todd J. Weiss
	Name:	Todd J. Weiss
	Title:	Vice President

DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

STATE OF	ARIZONA
COUNTY OF	MARICOPA
The foregoing instrument was acknowledged before me on August 28, 2009, by TODD J. WEISS, the Vice President of Cole REIT Advisors III, LLC, a Delaware limited liability company, the manager of Cole CB MEBANE NC, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Mary D. Bates

[Notary Seal]	Notary Public, State of ARIZONA
Printed Name: Mary D. Bates
My Commission Expires: September 3, 2012
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

Loan No. 02-62113607
EXHIBIT A
DESCRIPTION OF LAND
Unit No.: 551
Property Address: 135 Spring Forrest Drive, Mebane, North Carolina
Description of Land. The Land referred to in this Deed of Trust is situated in the County of Alamance, State of North Carolina and is described as follows:
PARCEL 1
Lying and being situate in Alamance County, North Carolina, more particularly described as follows:
Beginning at an existing iron stake in the Northern right of way of Spring Forest Drive, a corner with Lot 15, Redivision of Lot 2 Deerfield Crossing and the Summit as recorded in Plat Book 63, page 114 and Lot 14, Combination of Lots 2A and 14 Deerfield Crossing and the Summit as recorded in Plat Book 68, page 213; thence South 79°33’36” West 329.80 feet to an existing iron stake in the Northern right of way of Spring Forest Drive, a corner with Lot 14, Combination of Lots 2A and 14, Deerfield Crossing and the Summit and Lot 2, Redivision of Lot 2, Deerfield Crossing and the Summit; thence North 10°26’24” West 365.18 feet to an existing iron stake in the Southern right of way of Interstate 85 and 40, a corner with said Lots 14 and 2; thence North 81°18”13” East 17.00 feet to an existing right of way disk in the Southern right of way of Interstate 85 and 40; thence North 79°5G’02” East 42.30 feet to an existing iron stake in the Southern right of way of Interstate 85 and 40; thence North 79°54’20” East 179.65 feet to an existing right of way disk in the Southern right of way of interstate 85 and 40; thence with a spiral curve to the left a chord bearing and distance of North 80°23’30” East 90.87 feet to an existing iron stake in the Southern right of way of Interstate 85 and 40, a corner with said Lots 14 and 15; thence South 10°26’24” East 361.98 feet to the point and place of beginning.
Parcel ID 163587
Containing 2.75 acres, more or less and being all of Lot 14 of the Combination of Lots 2A and 14 Deerfield Crossing and the Summit as recorded in Plat Book 68, page 213.
PARCEL 2
Together with that Sign Easement by and between Summit Properties of Alamance, LLC and Cracker Barrel Old Country Store, Inc. recorded in Book 2033, page 416.
Together with that non-exclusive perpetual easement for the purpose of draining stormwater as recorded in Book 2033, page 407 and Book 2044, page 161.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

SCHEDULE I
LIST OF OTHER MORTGAGES AND CROSS-COLLATERALIZED PROPERTIES
1.	That certain Deed to Secure Debt and Absolute Assignment of Rents and Leases and Security Agreement made by COLE CB Braselton GA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 301 Exchange Way, Braselton, Georgia.

2.	That certain Deed to Secure Debt and Absolute Assignment of Rents and Leases and Security Agreement made by COLE CB Bremen GA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 106 Price Creek Road, Bremen, Georgia.

3.	That certain Deed to Secure Debt and Absolute Assignment of Rents and Leases and Security Agreement made by COLE CB Columbus GA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 1500 Bradley Park Drive, Columbus, Georgia.

4.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Greensboro NC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 3701 Elmsley Court, Greensboro, North Carolina.

5.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Mebane NC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 135 Spring Forrest Drive, Mebane, North Carolina.

6.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Rocky Mount, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 238 Enterprise Drive, Rocky Mount, North Carolina.

7.	That certain Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Fort Mill SC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 295 Carowinds Boulevard, Fort Mill, South Carolina.

8.	That certain Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Piedmont SC, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 591 Highway 183, Piedmont, South Carolina.

9.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Abilene TX, LLC, a Delaware limited
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 1602 Highway 351, Abilene, Texas.
10.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB San Antonio TX, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 123 SW Loop 410, San Antonio, Texas.

11.	That certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Sherman TX, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 3501 N US Highway 75, Sherman, Texas.

12.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Bristol VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 125 Village Circle, Bristol, Virginia.

13.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Emporia VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 103 Sader Lane, Emporia, Virginia.

14.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Waynesboro VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 101 Appletree Lane, Waynesboro, Virginia.

15.	That certain Deed of Trust, Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) made by COLE CB Woodstock VA, LLC, a Delaware limited liability company, as borrower, in favor of Wells Fargo Bank, National Association, as lender, encumbering property located at 451 West Reservoir Road, Woodstock, Virginia.
DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113607/Store No. 551

DEED OF TRUST (NORTH CAROLINA)
Wells Fargo/Cole Properties/Cracker Barrel
Loan No. 02-62113581/Store No. 564